UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 E. Michigan St.
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 E. Michigan St.
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765- 5384
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2013

Date of reporting period:  May 31, 2013

Item 1. Reports to Stockholders.

ANNUAL REPORT	|	MAY 31, 2013

A WARM WELCOME TO ROBERT C. SHARPE

Veteran value investor Bob Sharpe brings over 20 years of fundamental experience to his new role of Co-Manager of the Heartland International Value Fund. He has focused on value throughout his career, and is a contrarian through and through.

Prior to Heartland, Bob was International Equities Portfolio Manager at the State Teachers
Retirement System of Ohio, where he managed a $2 billion portfolio. In addition, he led the
International Equities Department as Director, overseeing assets totaling $8.3 billion. His experience also includes investment management and analyst positions in domestic equities at the State Teachers Retirement System of Ohio as well as Capital Research Company, the research arm for the investment advisor to American Funds.

In addition to Bob, the Heartland International Value Team includes Portfolio Manager
Bill Nasgovitz and Research Analyst Michael Jolin. Our Investment Team provides additional contributions as part of the Firm’s collaborative model. The Fund’s investment objective is long-term capital appreciation with modest current income, and it focuses primarily on small- to mid-cap international companies with growing earnings, robust dividends, and strong balance sheets.

An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information can be found in the Fund’s prospectus. To obtain a prospectus, please call 1-877-484-6838 or visit www.heartlandinternationalfund.com. Please read the prospectus carefully before investing.

ALPS, Heartland, American Funds and the State Teachers Retirement System of Ohio are separate and unafliated. American Funds are not distributed by ALPS Distributors, Inc.
The Heartland International Value Fund is distributed by ALPS Distributors, Inc. HLI376

TABLE OF CONTENTS

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE	2

GROWTH OF HYPOTHETICAL $10,000	4

ADDITIONAL FUND CHARACTERISTICS	5

FINANCIAL STATEMENTS
Schedule of Investments	6
Schedule of Open Futures Contracts	8
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to Financial Statements	13
Report of Independent Registered Public Accounting Firm	19

ADDITIONAL INFORMATION
Expense Examples	20
Other Information	20
Tax Information	21
Information Regarding Executive Officers & Trustees	21
Definitions	23

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Dear Shareholders,

Global equity markets have been enjoying robust performance. In this environment, the Heartland International Value Fund returned 31.64% for the 12 months ended May 31, 2013, ahead of its benchmark, the MSCI AC World ex USA Small Cap Value Index, which posted 29.32%.

Over the past year, the Fund benefited from strong stock picking within the Information Technology and Industrials sectors. With respect to country allocations, the Fund’s weighting to Japan continued to be a positive contributor, and an important element of our overall investment strategy as demonstrated by the take out of So-net Entertainment, a Japanese Technology holding acquired at a more than 70% premium.

Even though our stocks in the Financials sector generated positive absolute returns, they underperformed their counterparts in the benchmark. Being underweight this strong-performing part of the market tempered the Fund’s solid relative results. Our holdings within the Materials sector, particularly gold-mining stocks, accounted for some of the greatest detractors for the year. Despite their recent weakness, however, we remain confident in our thesis. Based on historic patterns for the metal’s commodity price relative to gold miners’ share prices, we believe mining stocks are significantly undervalued. If the relationship illustrated in the graph re-establishes itself, our gold mining positions should demonstrate meaningful capital appreciation.

Further, we believe our holdings in this space are improving their cost-efficiency and implementing shareholder-friendly policies. In our view, these efforts could serve as catalysts to help investors more fully recognize the companies’ intrinsic value.

Investment Outlook

Looking ahead on the global investment horizon, Europe remains a potential source of concern. The European Central Bank (ECB) does not have the same constitutional authority to manipulate its money supply as the U.S. Federal Reserve—or, for that matter, the Bank of England. In essence, Europe’s economic crisis is actually a political crisis, since Euro members are unwilling to relinquish the political autonomy required to grant the ECB the proper authority to resolve the situation. We do not anticipate seeing any new or creative solutions to Europe’s persistent malaise until at least after Germany’s elections take place in late September. We remain cautious on the region. In contrast, our outlook on Japan remains constructive, based on encouraging factors such as Prime Minister Abe’s proinflation economic policies, improving wages after years of stagnation, and increased exports as a result of a weaker yen. As we navigate the world’s changing economic landscape, we will maintain our emphasis on dividend-paying stocks. As of the fiscal year-end, 36 of the Fund’s 40 stocks paid dividends, which we believe are a solid indication of a company’s financial stability and management discipline. We also are pleased with the compelling value residing in the portfolio. It features:

•A forward Price to Earnings (P/E) ratio of 11.7x 2013 earnings estimates

•Price to Cash Flow of 7.8x

•Long Term Debt to Total Capitalization of only 15%

We thank you for your continued trust and confidence.

Bill Nasgovitz	Robert C. Sharpe	Michael Jolin, CFA
Chairman, CIO and Portfolio Manager	Vice President, Portfolio Manager	Research Analyst
Heartland Advisors, Inc.

FUND SUMMARY

Total Returns as of May 31, 2013	One Year	Since Inception (10/01/10)
International Value Fund	31.64%	3.76%
MSCI All Country World Index ex USA Small Cap Value Index*	29.32%	5.83%

Index Source: FactSet Research Systems, Inc. and MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

* The Index is a total return index, reported in U.S. dollars based on share prices and reinvested net dividends from 44 countries and is not available to purchase.

In the May 1, 2013 supplement to the prospectus dated 10/1/12, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement for the Fund is 1.49%. Heartland Advisors has contractually agreed to waive its management fees and/or reimburse expenses of the Fund to ensure that Total Annual Fund Operating Expenses for the Fund do not exceed 1.49% of the Fund’s average net assets, through at least May 1, 2014, and subject thereafter to annual reapproval of the agreement by the Board of Trustees. Without such waiver and/or reimbursements, the Total Annual Fund Operating Expenses would be 2.69%. As of the date of this report, Total Annual Fund Operating Expenses would be 2.37% without such waiver and/or reimbursement.

Past performance does not guarantee future results. Performance represents past performance; current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. All returns reflect reinvested dividends and capital gains distributions, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions. To obtain performance through the most recent month end, call 1-877-484-6838, or visit www.heartlandinternationalfund.com. Subject to certain exceptions, shares of the Fund redeemed or exchanged within 90 days of purchase are subject to a 2% redemption fee. Performance does not reflect this fee, which if deducted would reduce an individual’s return.

SECTOR ALLOCATION(1)(2)

(1)	Percentages are based upon total equity investments and subject to change.
(2)
The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

INVESTMENT GOAL
The Fund seeks long-term capital appreciation with modest current income.

INVESTMENT STRATEGY/DISTINGUISHING CHARACTERISTIC
The Fund seeks to capture the long-term capital appreciation of international stocks, with an emphasis on dividend-paying companies. The Fund utilizes the Advisor’s disciplined and time-tested 10 Principles of Value Investing™ framework to identify companies with the potential for appreciation and a potential margin of safety to limit downside risk.

INVESTMENT CONSIDERATIONS
The Fund invests primarily in foreign small companies selected on a value basis that pay dividends. Foreign securities have additional risk, including but not limited to, exchange rate changes, political and economic upheaval, and relatively low market liquidity. These risks are magnified in emerging markets. The prices of foreign securities held by the Fund, and therefore the Fund’s performance, may decline in response to such risks. Small company securities generally are more volatile and less liquid than those of larger companies and there is risk that their intrinsic values may not be recognized by the broad market. There is no assurance that dividend-paying stocks will mitigate volatility. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund.

PORTFOLIO HIGHLIGHTS & STATISTICS
Number of holdings (excludes cash equivalents)	40
Net assets	$28 mil.
NAV	$10.79
Median market cap	$795.96 mil.
Weighted average market cap	$2,136.95 mil.

TOP TEN HOLDINGS – % OF NET ASSETS (EXCLUDES CASH EQUIVALENTS)
IAMGOLD Corp.	5.31%
Wasion Group Holdings Ltd.	4.80
Bombardier, Inc.	4.05
Fukuda Denshi Co. Ltd.	3.89
Ministop Co. Ltd.	3.45
Yamana Gold, Inc.	3.37
Nippon Seiki Co. Ltd.	3.33
NongShim Co. Ltd.	3.22
Kurita Water Industries Ltd.	3.10
Daekyo Co. Ltd.	2.93

Portfolio holdings, statistics and manager views are subject to change without notice, and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations. Index definitions and investment terms are found on the page titled “Definitions.”  All information, unless otherwise indicated, is as of 5/31/13.

Bill Nasgovitz and Michael Jolin are registered representatives of ALPS Distributors, Inc. The Fund is distributed by ALPS Distributors, Inc.

CFA is a trademark owned by the CFA Institute.

HEARTLAND INTERNATIONAL VALUE FUND
GROWTH OF A HYPOTHETICAL $10,000 (UNAUDITED)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

Heartland International Value Fund – Inception: 10-1-10

The graph shown above represents a hypothetical investment of $10,000 in the Fund and MSCI Index for the period from inception to 5/31/13. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that an investor would pay on distributions or redemptions.

Past performance does not guarantee future results.

ADDITIONAL FUND CHARACTERISTICS
(UNAUDITED)

MARKET CAP SEGMENTATION – % OF TOTAL INVESTMENTS

The Fund is managed according to the Advisor’s time-tested 10 Principles of Value InvestingTM. The Advisor believes this investment process may limit downside risk relative to other equity investment strategies, while providing an opportunity for capital appreciation.

The Fund focuses on companies outside the U.S., generally with market capitalizations of up to $5 billion at the time of purchase. The following table summarizes the market capitalization of the Fund as of May 31, 2013. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

Micro-Cap Holdings – $0 - $300 million	12.55%
Small/Mid-Cap Holdings – $300 million - $5 billion	63.81
Large-Cap Holdings – $5 billion +	13.49
Short-Term Investments	10.15
TOTAL	100.00

SECTOR ALLOCATION — % OF TOTAL INVESTMENTS

The following table summarizes the sector classifications of the Fund as of May 31, 2013. Portfolio holdings, statistics and manager views are subject to change without notice and discussions of portfolio holdings are intended as illustrations of investment strategy, not as recommendations.

Consumer Discretionary	17.9%
Consumer Staples	8.8
Energy	3.0
Financials	4.4
Health Care	10.6
Industrials	22.4
Information Technology	6.6
Materials	14.9
Utilities	1.3
Cash	10.1
TOTAL	100.0

FINANCIAL STATEMENTS

SCHEDULE OF INVESTMENTS
May 31, 2013

COMMON STOCKS 88.19%	SHARES	VALUE
Australia 0.41%
Collection House Ltd.	80,000	$115,229

Brazil 0.89%
Mahle-Metal Leve SA Industria e Comercio	20,000	248,016

Canada 14.62%
AuRico Gold, Inc.	80,000	406,656
Bombardier, Inc.	250,000	1,133,349
CAE, Inc.	55,000	568,170
Canam Group, Inc. (a)	55,000	498,143
IAMGOLD Corp.	284,000	1,487,456
		4,093,774

Chile 3.37%
Yamana Gold, Inc.	80,000	942,947

China 7.36%
Clear Media Ltd. (c)	1,000,000	717,705
Wasion Group Holdings Ltd. (c)	2,000,000	1,343,656
		2,061,361

Germany 5.93%
Einhell Germany AG	10,000	399,023
Gildemeister AG (c)	30,000	688,120
KSB AG	1,000	573,254
		1,660,397

Ghana 0.88%
Golden Star Resources Ltd. (a)	350,000	246,645

Hong Kong 2.48%
Cathay Pacific Airways Ltd. (c)	375,000	695,717

Ireland 2.82%
Trinity Biotech PLC - ADR	45,000	788,850

Italy 1.46%
Indesit Company SpA (c)	50,000	408,964

Japan 25.79%
Alps Logistics Co. Ltd. (c)	75,000	738,334
Fuji Pharma Co. Ltd. (c)	40,000	760,095
Fukuda Denshi Co. Ltd. (c)	28,000	1,090,224
Kurita Water Industries Ltd. (c)	40,000	868,903
Medikit Co. Ltd.	10,100	326,763
Ministop Co. Ltd. (c)	60,000	964,687
Miraial Co. Ltd. (c)	25,000	492,254
Nifco, Inc. (c)	12,000	255,396
Nippon Seiki Co. Ltd. (c)	70,000	932,823
Takamatsu Construction Group Co. Ltd. (c)	30,000	435,016
Yokogawa Electric Corp. (c)	30,000	357,983
		7,222,478

Kazakhstan 3.34%
Halyk Savings Bank - GDR (a)(c)	54,000	391,816
KazMunaiGas Exploration Production JSC - GDR	35,000	544,250
		936,066
Malaysia 1.09%
Wah Seong Corp. Bhd (c)	504,545	304,324

Netherlands 2.20%
TNT Express NV (c)	80,000	615,238

Republic of Korea 7.16%
Daekyo Co. Ltd. (c)	125,000	821,221
NongShim Co. Ltd. (c)	3,500	901,652
Samsung Securities Co. Ltd. (c)	6,300	281,280
		2,004,153

Russian Federation 2.04%
VSMPO-AVISMA Corp. (c)	3,160	570,070

Ukraine 2.07%
Avangardco Investments Public Ltd. - GDR (a)	60,000	579,000

United Kingdom 1.60%
GKN PLC (c)	100,000	448,479

Vietnam 2.68%
Keck Seng Investments	1,400,000	750,264

TOTAL COMMON STOCKS (Cost $22,775,931)		24,691,972

PREFERRED STOCKS 1.35%
Brazil 1.35%
Cia de Saneamento do Parana	100,000	378,653

TOTAL PREFERRED STOCKS (Cost $176,136)		378,653

The accompanying notes are an integral part of these financial statements.

	PRINCIPAL
SHORT-TERM INVESTMENTS 10.01%	AMOUNT	VALUE
Time Deposits 10.01%
Wells Fargo (Grand Cayman), 0.03% (b)(c)	$2,803,270	$2,803,270

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,803,270)		2,803,270
TOTAL INVESTMENTS
(Cost $25,755,337) 99.55%		27,873,895
OTHER ASSETS IN EXCESS OF LIABILITIES 0.45%		126,727
TOTAL NET ASSETS 100.00%		$28,000,622

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(a)	Non-income producing security.
(b)	Time deposits are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown is the 7-day yield as of May 31, 2013.
(c)
Classified as Level 2. Valued using methods determined by the Board of Trustees or using systematic fair valuation models provided by an independent pricing source. See Note (3) in the Notes to Financial Statements.

Abbreviations:
AG	Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e. owned by shareholders.
JSC	Joint Stock Company is a company which has the capital of its members pooled in a common fund.
Ltd	Limited is a term indicating a company is incorporated and shareholders have limited liability.
PLC	Public Limited Company is a publicly traded company which signifies that shareholders have limited liability.
SpA	Società per Azioni is an Italian term that refers to a business corporation.
Bhd	Berhad is a Malaysian term for private company.
SA	Sociedad Anónima is the Spanish equivalent of a publicly held corporation.
NV	Naamloze vennootschap is a Dutch term meaing public limited liability corporation.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF OPEN FUTURES CONTRACTS
May 31, 2013

			UNREALIZED
	NUMBER OF	SETTLEMENT	APPRECIATION/
DESCRIPTION	CONTRACTS SOLD	MONTH	(DEPRECIATION)
Euro FX Currency	14	June - 13	$(5,931)
Japanese Yen FX Currency	15	June - 13	418,510
Japanese Yen FX Currency	30	September - 13	$3,761
TOTAL FUTURES CONTRACTS SOLD			$416,340

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2013

ASSETS
Investments, at value (cost $25,755,337)	$27,873,895
Dividends and interest receivable	253,958
Deposit for futures at broker	166,463
Receivable from investments sold	30,015
Receivable from Fund shares sold	3,977
Other assets	6,651
TOTAL ASSETS	28,334,959

LIABILITIES
Payable for investments purchased	215,999
Payable to Advisor	4,012
Payable to custodian	32,561
Payable to affiliates	23,739
Accrued distribution fee	5,916
Accrued expenses and other liabilities	52,110
TOTAL LIABILITIES	334,337

NET ASSETS	$28,000,622

NET ASSETS CONSIST OF:
Paid-in capital	$26,752,280
Accumulated net investment loss	(173,976)
Accumulated net realized gain (loss) on:
Investments	(1,533,202)
Futures contracts	447,299
Foreign currency translation	(20,647)
Net unrealized appreciation (depreciation) on:
Investments	3,495,574
Futures contracts	416,340
Foreign currency translation	(1,383,046)
NET ASSETS	$28,000,622

Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	2,595,313

Net asset value, redemption price and offering price per share(1)	$10.79

(1) If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
For the Year Ended May 31, 2013

INVESTMENT INCOME
Dividend income(1)	$572,633
Interest income	271
Total Investment Income	572,904

EXPENSES
Advisory fees	191,052
Administration and accounting fees	83,982
Transfer agent fees and expenses	76,514
12b-1 fees	56,192
Audit and tax fees	20,998
Federal and state registration fees	22,420
Legal fees	18,118
Custody fees	18,880
Chief Compliance Officer fees and expenses	13,989
Reports to shareholders	12,719
Trustees’ fees and related expenses	6,909
Other expenses	9,310
TOTAL EXPENSES	531,083
Less waivers and reimbursement by Advisor (Note 5)	(143,894)
NET EXPENSES	387,189
NET INVESTMENT INCOME	185,715
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	1,161,786
Futures contracts	447,299
Foreign currency translation	(20,647)
Change in net unrealized appreciation (depreciation) from:
Investments	5,070,103
Futures contracts	283,289
Foreign currency translation	(1,382,093)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	5,559,737
NET INCREASE IN NET ASSETS FROM OPERATIONS	$5,745,452

(1)  Net of $70,708 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	YEAR ENDED	YEAR ENDED
	MAY 31, 2013	MAY 31, 2012
FROM OPERATIONS
Net investment income	$185,715	$53,131
Net realized gain (loss) from:
Investments	1,161,786	(1,852,033)
Futures contracts	447,299	(763,929)
Foreign currency translation	(20,647)	(28,092)
Change in net unrealized appreciation (depreciation) from:
Investments	5,070,103	(2,421,538)
Futures contracts	283,289	149,330
Foreign currency translation	(1,382,093)	(1,637)
Net increase (decrease) in net assets from operations	5,745,452	(4,864,768)

FROM DISTRIBUTIONS
Net investment income	(387,588)	(81,515)
Net decrease in net assets resulting from distributions paid	(387,588)	(81,515)
FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	6,418,169	7,731,888
Net asset value of shares issued in reinvestment of distributions to shareholders	375,585	81,437
Costs for shares redeemed*	(1,583,093)	(4,406,681)
Net increase in net assets from capital share transactions	5,210,661	3,406,644
TOTAL INCREASE (DECREASE) IN NET ASSETS	10,568,525	(1,539,639)
NET ASSETS:
Beginning of period	17,432,097	18,971,736
End of period	$28,000,622	$17,432,097
*Net of redemption fees of	$100	$392
ACCUMULATED NET INVESTMENT LOSS	$(173,976)	$(65,037)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
Per Share Data for a Share Outstanding Throughout Each Period

	YEAR ENDED	YEAR ENDED	PERIOD ENDED
	MAY 31, 2013	MAY 31, 2012	MAY 31, 2011(1)
Net Asset Value, Beginning of Period	$8.34	$10.93	$10.00
Income (loss) from investment operations:
Net investment income(2)	0.08	0.03	0.13
Net realized and unrealized gain (loss) on investments	2.55	(2.58)	0.80
Total from investment operations	2.63	(2.55)	0.93
Less distributions paid:
From net investment income	(0.18)	(0.04)	—
Total distributions paid	(0.18)	(0.04)	—
Paid-in capital from redemption fees (Note 6)(5)	0.00	0.00	0.00
Net Asset Value, End of Period	$10.79	$8.34	$10.93
TOTAL RETURN(3)	31.64%	(23.39)%	9.40%
SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (000’s)	$28,001	$17,432	$18,972
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(4)	2.36%	2.69%	4.23%
After waiver and expense reimbursement(4)	1.72%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets:
Before waiver and expense reimbursement(4)	0.19%	(0.64)%	(0.58)%
After waiver and expense reimbursement(4)	0.83%	0.30%	1.90%
Portfolio turnover rate(3)	50.68%	81.69%	22.29%

(1)	The Fund commenced operations on October 1, 2010.
(2)	Per share net investment income has been calculated using the daily average shares outstanding method.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.
(5)	Less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS
May 31, 2013

(1)	ORGANIZATION

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Heartland International Value Fund (the “Fund”) represents a distinct series with its own investment objectives and policies within the Trust (formerly known as the Heartland International Small Cap Fund). The investment objective of the Fund is long-term capital appreciation with modest current income. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Fund became effective and commenced operations on October 1, 2010. Costs incurred by the Fund in connection with the organization, registration and the initial public offering of shares were paid by Heartland Advisors, Inc. (the “Advisor”).

(2)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements:

(a)
Investment Valuation:  Portfolio securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or sales price on the Composite Market. Lacking any sales, securities are valued at the mean between the most recent quoted bid and asked prices on the principal exchange or market. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange (“NYSE”) or using methods determined by the Trust’s Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Fund’s securities traded on those foreign exchanges. These are generally categorized as Level 2 in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 820 hierarchy. Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortization or accretion. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value as determined under procedures approved by the Trust’s Board of Trustees. A fair value determination may also be used if it is reasonably determined that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined but prior to the time at which the Fund’s net asset value is calculated. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted. In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

(b)
Foreign Securities and Currency:  The Fund isolates the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate. Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

(c)
Federal Income Taxes:  The Fund’s policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of its taxable income to its shareholders. The Fund accordingly pays no Federal income taxes and no Federal income tax provision is recorded.

(d)
Distributions to Shareholders:  Net investment income and any net realized capital gains, if any, are distributed to each shareholder as a dividend. Dividends from the Fund are declared and paid at least annually. Dividends from the Fund are recorded on ex-dividend date and are determined in accordance with tax regulations.

(e)	Illiquid securities: At May 31, 2013, none of the Fund’s net assets were illiquid as defined pursuant to guidelines established by the Advisor.

(f)
Use of Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reporting amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(g)
Other:  For financial reporting purposes, transactions are accounted for on a trade-date basis on the last business day of the reporting period. Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. The Fund amortizes and accretes premium and discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(3)	FAIR VALUE MEASUREMENTS

The Fund follows the FASB ASC Topic 820 hierarchy, under which various inputs are used in determining the value of the Fund’s investments.

The basis of the hierarchy is dependent upon various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

Level 2 –
Other significant observable inputs include quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or input other than quoted prices that are observable (either directly or indirectly) for the asset or liability. Includes short term investments in time deposits, international securities that use a systematic fair valuation model and portfolio securities lacking any sales referenced in Note 2.

Level 3 –	Significant unobservable prices or inputs (includes the Board of Trustees and Valuation Committee’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of May 31, 2013:

		LEVEL 2	LEVEL 3
	LEVEL 1	Other Significant	Significant
	Quoted	Observable	Unobservable
	Prices(1)	Inputs(1)(2)	Inputs(3)	TOTAL
Equity
Common Stock	$9,608,015	$15,083,957	$—	$24,691,972
Preferred Stock	378,653	—	—	378,653
Total Equity	9,986,668	15,083,957	—	25,070,625
Short-Term Investments	—	2,803,270	—	2,803,270
Total Investments in Securities	$9,986,668	$17,887,227	$—	$27,873,895
Futures Contracts*	$416,340	$—	$—	$416,340

*	This amount represents the net appreciation on futures contracts sold. See the accompanying Schedule of Open Futures Contracts for additional information.

(1)
The Fund measures transfers between levels as of the beginning and end of the financial reporting period. Transfers between Level 1 and Level 2 as of May 31, 2013 resulted from securities priced using a systematic fair valuation model or quoted prices which were not active at the beginning of the period. Transfers as of May 31, 2013 are summarized in the table below.

	Level 1 - Quoted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stocks	$1,264,515	$—	$—	$(1,264,515)
Preferred Stocks	—	—	—	—
Short-Term Investments	—	—	—	—
Total	$1,264,515	$—	$—	$(1,264,515)

(2)	For further information regarding the characteristics of the securities identified as Level 2 within the hierarchy, see the accompanying Schedule of Investments.
(3)
The Fund measures Level 3 activity as of the beginning and end of each financial reporting period. For the year ended May 31, 2013, the Fund did not have significant unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

(4)   DERIVATIVE INSTRUMENTS

The FASB ASC Topic 815 hierarchy requires enhanced disclosure about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund may invest in a broad array of financial instruments and securities, the value of which is “derived” from the performance of an underlying asset or a “benchmark” such as a security index, an interest rate, or a currency. In particular the Fund may engage in transactions in options, futures, options on futures contracts (a) to hedge against anticipated declines in the market value of its portfolio securities or currencies and against increases in the market values of securities or currencies it intends to acquire, (b) to manage exposure to changing interest rates (duration management), (c) to enhance total return or (d) to invest in eligible asset classes with a greater efficiency and lower cost than is possible through direct investment.

Options and futures can be highly volatile investments and involve certain risks. These strategies require the ability to anticipate future movements in securities prices, interest rates, currency exchange rates and other economic factors. Attempts to use such investments may not be successful and could result in reduction of the Fund’s total return. The Fund could experience losses if the prices of its options or futures positions move in a direction different than anticipated, or if the Fund were unable to close out its positions due to disruptions in the market or lack of liquidity. Over-the-counter options generally involve greater credit and liquidity risks than exchange traded options. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities, and may offer less liquidity and less protection to the Fund if the other party to the contract defaults.

The Fund’s use of options and futures and other investment techniques for hedging purposes involves the risk that changes in the value of a hedging investment will not match those of the asset or security being hedged. Hedging is the use of one investment to offset the effects of another investment. Imperfect or no correlation of the values of the hedging instrument and the hedged security or asset might occur because of characteristics of the instruments themselves or unrelated factors involving, for example, the markets on which the instruments are traded. As a result, hedging strategies may not always be successful. While hedging strategies can help reduce or eliminate portfolio losses, they can also reduce or eliminate portfolio gains.

FUTURES CONTRACTS

The Fund may enter into futures contracts for hedging purposes. A futures contract represents a commitment for a future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to deposit an initial margin with the broker in an amount equal to a certain percentage of the contract amount. The Fund receives from or pays to the broker, on a daily basis, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the Fund as unrealized gains or losses. When the futures contract is closed, the Fund records a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The average monthly notional amount of long and short futures contracts during the period was $0 and $5,863,885, respectively.

The Fund’s potential losses from the use of futures extend beyond its initial investment in such contracts. The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The predominant risk is that the movement of a futures contract’s price may result in a loss, which could render the Fund’s hedging strategy unsuccessful. There is a minimal counterparty credit risk since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The fair value of derivative instruments as reported within this Schedule of Investments as of May 31, 2013 was as follows:

Derivatives not accounted for as hedging instruments	Asset Derivative	Value	Liability Derivative	Value
Foreign Exchange Currency Contracts - Futures	Net assets- Unrealized appreciation*	$422,271	Net assets- Unrealized depreciation*	$5,931
Total		$422,271		$5,931

*
Reflects cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Open Futures Contracts. Only the current days variation margin is reflected in the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended May 31, 2013 was as follows:

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
Derivatives not accounted for as hedging instruments	Futures Contracts
Foreign Exchange Currency Contracts - Futures	$447,299
Total	$447,299

CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION) ON DERIVATIVES RECOGNIZED IN INCOME
Derivatives not accounted for as hedging instruments	Futures Contracts
Foreign Exchange Currency Contracts - Futures	$283,289
Total	$283,289

(5)   INVESTMENT MANAGEMENT FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISOR

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Advisor to furnish investment advisory services to the Fund. Under the terms of the Agreement, the Trust, on behalf of the Fund, compensates the Advisor for its management services at the annual rate of 0.85% of the Fund’s average daily net assets. The Advisor has agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest expenses on short positions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.49% of the Fund’s average daily net assets, through at least May 1, 2014. Prior to May 1, 2013 the Expense Limitation Cap was 1.75%. For the year ended May 31, 2013, expenses of $143,894 were waived by the Advisor. Any such waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Fund’s expense limitation cap, provided, however, that the Advisor shall only be entitled to recoup such amounts over the following three fiscal years. Also, any such reimbursement will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of management fees and/or expenses. This operating expense limitation agreement can be terminated only by, or with the consent of, the Board of Trustees. The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring:

May 31, 2014	$147,089
May 31, 2015	$164,889
May 31, 2016	$143,894

DISTRIBUTION PLAN

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Fund, which authorizes it to pay ALPS Distributors, Inc. (the “Distributor”) a distribution fee of 0.25% of the Fund’s average daily net assets for services to prospective Fund shareholders and distribution of Fund shares. During the year ended May 31, 2013, the Fund accrued expenses of $56,192 pursuant to the 12b-1 Plan.

RELATED PARTY TRANSACTIONS

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including preparing various federal and state regulatory filings, reports and returns for the Fund; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Fund’s custodian, transfer agent and fund accountant; coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. For the year ended May 31, 2013, the Fund incurred $83,982 in administration and accounting fees. At May 31, 2013, the Administrator was owed fees of $12,161.

USBFS also serves as the transfer agent to the Fund. For the year ended May 31, 2013, the Fund incurred $76,514 in transfer agency fees and expenses. At May 31, 2013, the Fund owed transfer agency fees and expenses of $7,482.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended May 31, 2013, the Fund was allocated $13,989 of the Trust’s Chief Compliance Officer fee. At May 31, 2013, fees of $2,330 were owed by the Fund for the Chief Compliance Officer’s services.

(6)   EARLY REDEMPTION FEE

To discourage market timing and other short-term trading, certain shares that are redeemed or exchanged within 90 days are assessed a 2% fee on the current net asset value of the shares. The fee applies to shares being redeemed or exchanged in the order in which they are purchased, treating shares that have been held the longest in the account as being redeemed first. The fee is retained by the Fund for the benefit of the remaining shareholders. For financial statement purposes, these amounts are included in the Statements of Assets and Liabilities as “paid-in-capital.” The Fund retained redemption fees of $100 and $392 during the years ended May 31, 2013 and May 31, 2012, respectively.

(7)   INVESTMENT TRANSACTIONS

During the year ended May 31, 2013, the cost of purchases and proceeds from sales of securities, (excluding securities maturing less than one year from acquisition), for the Fund were $14,335,616 and $10,911,389, respectively. During the same period there were no purchases or sales of long-term U.S. Government obligations.

(8)   FEDERAL INCOME TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains. Accordingly, no provision has been made for federal income taxes. Passive foreign investment companies, foreign currency, and certain other investments could create book-tax differences that may have an impact on the character of the Fund’s distributions.

The Fund complies with the provisions of Accounting for Uncertainty in Income Taxes (the “Income Tax Statement” or “ASC 740.10.25” formerly “FIN 48”). The Income Tax Statement requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax return to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. The Income Tax Statement requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended May 31, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. At May 31, 2013, fiscal years 2011, 2012 and 2013 remain open to examination in the Fund’s major tax jurisdictions.

The tax character of distributions paid during the year ended May 31, 2013 and May 31, 2012 were as follows:

	Ordinary Income	Long-term Capital Gains
May 31, 2013	$387,588	—
May 31, 2012	$ 81,515	—

As of May 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$26,549,986
Gross tax unrealized appreciation	3,583,714
Gross tax unrealized depreciation	(2,259,805)
Net tax unrealized appreciation	1,323,909
Undistributed ordinary income	559,819
Undistributed long-term capital gain	—
Total distributable earnings	559,819
Other accumulated losses	(635,386)
Total accumulated gain	$1,248,342

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

Undistributed Net	Accumulated Net	Paid-In
Investment Income/(Loss)	Realized Gain	Capital
$92,934	$(92,934)	$—

At May 31, 2013, the Fund had accumulated net realized capital loss carryover of $629,356, of which $4,129 is set to expire on May 31, 2019 and $625,227 ($408,210 is short-term) will be carried forward indefinitely to offset future realized capital gains.

(9)   FUND SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	YEAR ENDED	YEAR ENDED
	MAY 31, 2013	MAY 31, 2012
Shares Sold	623,969	861,070
Shares Reinvested	36,967	10,017
Shares Redeemed	(156,500)	(515,307)
Net Increase	504,436	355,780

(10)SUBSEQUENT EVENTS

At a meeting held on April 25, 2013, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan of Reorganization”) relating to the Fund. The Plan of Reorganization provides for the reorganization (the “Reorganization”) of the Fund into the Heartland International Value Fund (the “New Fund”), a newly formed series of the Heartland Group, Inc., an open-end registered investment company. The Board of Directors of Heartland Group, Inc. approved the Plan of Reorganization on April 29, 2013.  A notice of a special meeting of shareholders and proxy materials will be sent to shareholders of record as of July 10, 2013. If the Plan of Reorganization is approved, shareholders of the Fund will receive shares of the New Fund having the same aggregate net asset value as the shares of the Fund they hold on the date of the Reorganization. The Reorganization will not affect the value of a shareholder’s account in the Fund at the time of the Reorganization. The Reorganization is expected to be treated as a tax-free reorganization for federal income tax purposes. If approved by shareholders, the Reorganization is expected to occur on or about October 1, 2013.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Heartland International Value Fund
and the Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Heartland International Value Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of May 31, 2013, and the related statements of operations, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
July 17, 2013

ADDITIONAL INFORMATION
(UNAUDITED)

EXPENSE EXAMPLES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including advisory fees, distribution and service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2012 through May 31, 2013.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	BEGINNING	ENDING	EXPENSES PAID	ANNUALIZED EXPENSE
	ACCOUNT VALUE	ACCOUNT VALUE	DURING THE PERIOD(a)	RATIO DURING PERIOD
	12/1/12	5/31/13	12/1/12 – 5/31/13	12/1/12 – 5/31/13
Actual	$1,000.00	$1,101.20	$8.85	1.69%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.50	$8.50	1.69%

(a)
Expenses are equal to the Fund’s annualized expense ratio of 1.49% multiplied by the average account value over the period multiplied by 182/365 to reflect the one-half year period from December 1, 2012 to May 31, 2013.

OTHER INFORMATION

The Fund has adopted proxy voting policies and procedures that delegate to the Advisor, the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-484-6838 or by visiting the Fund’s website www.heartlandinternationalfund.com. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the period ended June 30, 2012 is available, without charge, either upon request by calling the Fund toll free at 1-877-484-6838 or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

Pursuant to Section 853 of the Internal Revenue Code, the Heartland International Value Fund designates the following amounts as foreign taxes paid for the year ended May 31, 2013. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Creditable Foreign	Portion of Ordinary Income Distribution
Taxes Paid	derived from Foreign Sourced Income*
$62,763	100%

*	The Fund has not derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund. In January, shareholders, excluding corporate shareholders, receive an IRS Form 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

INFORMATION REGARDING EXECUTIVE OFFICERS & TRUSTEES

TAX INFORMATION

For the fiscal year ended May 31, 2013, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:
Heartland International Value Fund	91.73%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2013 was as follows:
Heartland International Value Fund	0.90%

For the year May 31, 2013, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Code Section 871(k)(2)(C) for the Funds as follows:
Heartland International Value Fund	0.07%

INFORMATION REGARDING EXECUTIVE OFFICERS & TRUSTEES

INDEMNIFICATION
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

INFORMATION ABOUT TRUSTEES
The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-484-6838.

INDEPENDENT TRUSTEES
Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

Dr. Michael D. Akers	Trustee	Indefinite Term;	Professor and Chair, Department of	29	Independent Trustee,
615 E. Michigan St.		Since	Accounting, Marquette University		USA MUTUALS
Milwaukee, WI 53202		August 22, 2001	(2004–present).		(an open-end investment
Age: 58					company with two portfolios).

Gary A. Drska	Trustee	Indefinite Term;	Pilot, Frontier/Midwest Airlines, Inc.	29	Independent Trustee,
615 E. Michigan St.		Since	(airline company) (1986–present).		USA MUTUALS
Milwaukee, WI 53202		August 22, 2001			(an open-end investment
Age: 56					company with two portfolios).

Jonas B. Siegel	Trustee	Indefinite Term;	Managing Director,	29	Independent Trustee,
615 E. Michigan St.		Since	Chief Administrative Officer		Gottex Multi-Asset
Milwaukee, WI 53202		October 23, 2009	(“CAO”) and Chief Compliance		Endowment Fund complex
Age: 69			Officer (“CCO”), Granite Capital		(three closed-end investment
			International Group, L.P. (an investment		companies); Independent
			management firm) (1994–2011);		Trustee, Gottex Multi-
			Vice President, Secretary, Treasurer		Alternatives fund complex
			and CCO of Granum Series Trust		(three closed-end investment
			(an open-end investment company)		companies); Independent
			1997–2007); President, CAO and CCO,		Manager, Ramius IDF, fund
			Granum Securities, LLC (a broker-dealer)		complex (two closed-end
			(1997–2007).		investment companies).

INTERESTED TRUSTEE AND OFFICERS
Other
				Number of	Directorships
		Term of	Principal	Portfolios	Held by
	Position(s)	Office and	Occupation(s)	in Trust	Trustee
Name,	Held with	Length of	During the Past	Overseen	During the Past
Address and Age	the Trust	Time Served	Five Years	by Trustee	Five Years

Joseph C. Neuberger(1)	Chairperson	Indefinite Term;	Executive Vice President,	29	Trustee, Buffalo Funds
615 E. Michigan St.	and	Since	U.S. Bancorp Fund Services, LLC		(an open-end investment
Milwaukee, WI 53202	Trustee	August 22, 2001	(1994–present).		company with ten portfolios);
Age: 51					Trustee, USA MUTUALS
(an open-end investment
company with two portfolios).

John Buckel	President	Indefinite Term;	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	and	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Principal	January 24, 2013	(2004–present).
Age: 55	Executive
Officer

Robert M. Slotky	Vice	Indefinite Term;	Senior Vice President,	N/A	N/A
615 E. Michigan St.	President,	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Chief	January 26, 2011	(2001–present).
Age: 66	Compliance
Officer and
Anti-Money
Laundering
Officer

Rachel A. Spearo	Secretary	Indefinite Term;	Vice President,	N/A	N/A
615 E. Michigan St.		Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		November 15, 2005	(2004–present).
Age: 33

Jennifer A. Lima	Vice	Indefinite Term;	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	President,	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202	Treasurer and	January 24, 2013	(2002–present).
Age: 39	Principal
Financial and
Accounting
Officer

Jesse J. Schmitting	Assistant	Indefinite Term;	Mutual Fund Administrator,	N/A	N/A
615 E. Michigan St.	Treasurer	Since	U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		July 21, 2011	(2008–present).
Age: 31

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, who acts as principal underwriter for several series of the Trust, but not the Fund.

DEFINITIONS

10 Principles of Value InvestingTM consist of the following criteria for selecting securities: (1) catalyst for recognition; (2) low price in relation to earnings; (3) low price in relation to cash flow; (4) low price in relation to book value; (5) financial soundness; (6) positive earnings dynamics; (7) sound business strategy; (8) capable management and insider ownership; (9) value of the company; and (10) positive technical analysis.

Debt/Capitalization Ratio represents the company’s long-term debt as a proportion of the capital available in the form of long-term debt, preferred stock and common stockholder’s equity.

MSCI All Country World Index ex USA Small Cap Value Index is a market capitalization weighted index that is designed to measure the equity market performance of the small cap value segments of developed and emerging markets, excluding the U.S. The index consists of 44 country indices comprising 23 developed and 21 emerging market country indices. All indices are unmanaged. It is not possible to invest directly in an index. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

NYSE Area Gold BUGS (Basket of Unhedged Gold Stocks) Index is a modified equal-dollar weighted index of companies involved in major gold mining. The index was designed to give investors significant exposures to near term movements in gold prices by including companies that do not hedge their gold production beyond 1.5 years. The index was developed with a base value of 200 as of March 15, 1996.

Price/Book Ratio of a company is calculated by dividing the market price of its stock by the company’s per-share book value.

Price/Cash Flow represents the amount an investor is willing to pay for a dollar generated from a particular company’s operations. It shows the ability of a business to generate cash, and it acts as a gauge of liquidity and solvency.

Price/Earnings Ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months’ earnings per share.

Price/Earnings Ratio (Forward) for a security is based on actual earnings to date and future estimates made by Heartland Advisors, Inc. Estimates made by Heartland Advisors, Inc. are based on factors such as management guidance, historical performance of the company and its peer group, industry growth rates, street estimates and other factors as deemed appropriate.

Price/Sales Ratio is the stock price divided by the sales per share of the trailing 12-month period.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 4, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2013	FYE 5/31/12
Audit Fees	$17,500	$23,000
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$4,660
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 5/31/2013	FYE 5/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2013	FYE 5/31/2012
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed on August 4, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Trust for Professional Managers

By (Signature and Title)      /s/John Buckel
John Buckel, President

Date     July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/John Buckel
John Buckel, President

Date     July 25, 2013

By (Signature and Title)      /s/Jennifer Lima
Jennifer Lima, Treasurer

Date     July 25, 2013

* Print the name and title of each signing officer under his or her signature.